                             BASIS OF PRESENTATION
================================================================================

The data contained herein are both audited and unaudited and have been prepared from the Company's internal and external reporting information. "F" denotes forecast; "P" denotes plan or projected; "E" denotes estimated. Certain of the data are presented on an "ongoing" basis, unless otherwise noted, and exclude
(i) the disposition of brands or businesses, (ii) restructuring, (iii) additional consolidation costs, primarily associated with the closing of the Phoenix and Canada facilities and (iv) executive severance. In addition, certain of the data presented, where indicated, also exclude expenses related to the acceleration of aspects of the implementation of the stabilization and growth phase of the Company's plan. Ongoing operations is unaudited and a non-GAAP measure that the Company believes is useful in understanding the financial operating performance and underlying strength of the business without the impact of such items. Ongoing operations does not purport to represent the results of operations or our financial position that actually would have occurred had the foregoing transactions been consummated at the beginning of the periods presented.

Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the sale of assets, miscellaneous expenses and the items described above. Adjusted EBITDA is a non-GAAP financial measure. The Company believes that Adjusted EBITDA is a financial metric that can assist the Company and investors in assessing its financial operating performance and liquidity. The Company believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, miscellaneous expenses and the items described above. Adjusted EBITDA should not be considered in isolation, as a substitute for net income/(loss) or cash flow from/used for operating activities prepared in accordance with GAAP. Adjusted EBITDA does not take into account our debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary uses. EBITDA is defined differently for our credit agreement. Furthermore, other companies may define EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be comparable to EBITDA of other companies.

A reconciliation of Adjusted EBITDA to the As Reported Adjusted EBITDA is provided herein.

                    HISTORICAL REVLON FINANCIAL PERFORMANCE
================================================================================

                               SALES & EARNINGS(1)

[GRAPHIC OMITTED]


   NET SALES ($MM)                               ADJUSTED EBITDA ($MM)

1998           1,603                              1998           209
1999           1,190                              1999           (74)
2000           1,265                              2000           184
2001           1,261                              2001           200
2002           1,194                              2002           121

(1) All financial data presented on ongoing basis and adjusted for Growth Plan charges

                       SIGNIFICANT FINANCIAL IMPROVEMENT
================================================================================

                               2003 FORECAST ($MM)



    2002
As Reported                          2002(1)      2003F(1)      Change
-----------                          -------      --------      ------

   1,119        Net Sales             1,194        1,305          +9%

    (115)       Operating Income         14           60        +329%

   (10.3%)      % of Net Sales          1.2%         4.6%       +3.4 pts

      (6)       Adjusted EBITDA      -> 121     |->  157         +30%
                                    /           |
    (0.5%)      % of Net Sales     /   10.1%    |   12.0%       +1.9 pts
                                  /             |
                                 /              |
                                /               |
--------------------------------------   --------------------------------------
    EX. GROWTH PLAN CHARGE:  $103MM        EX. EST. GROWTH PLAN CHARGE:  $29MM
    [ ]  SKU RATIONALIZATION               [ ]  CARDED EYE
    [ ]  PRICING ADJUSTMENTS               [ ]  PROFESSIONAL SERVICES
    [ ]  PROFESSIONAL SERVICES
--------------------------------------   --------------------------------------


(1) Presented on an ongoing basis and adjusted for Growth Plan charges

                             REVLON SUCCESS JOURNEY
================================================================================

VALUE CREATION CONTINUUM  -->

---------------------------------------------------------------------------------------------------------------------
                                                                                     S
                                                                                     u
     COST                  STABILIZE & BEGIN                   CONTINUE GROWTH  -->  S            ACCELERATED
RATIONALIZATION                 TO GROW                            MOMENTUM          t              GROWTH
                                                                                     a
                                                                                     i
                                                                                     n
                                                                                     a
                                                                                     b
                                                                                     l
                                                                                     e


                                                                                     B
Consolidated           Reversed Market Share Declines     BALANCE TOP-LINE GROWTH    u      Accelerate Top-line
Manufacturing/                                            WITH MARGIN IMPROVEMENT    s      Momentum
Distribution           Generated Top-Line Growth                                     i
Infrastructure                                            Develop Transformation     n      Significantly Improve
                       Restored Consumer/Customer         Initiatives                e      Margins
Reduced Overhead       Confidence                                                    s
                                                          Continue Share Growth      s      Continue Share Growth
                       Strengthened Management Team
                                                          Improve Balance Sheet      M      Significantly Strengthen
                                                                                     o      Balance Sheet
                                                                                     d
                                                                                     e
                                                                                     l
---------------------------------------------------------------------------------------------------------------------
-------------               -------------                      -------------                     -------------
  2000-2002                   2002-2003                          2004-2005E                        2005-2006E
-------------               -------------                      -------------                     -------------

                               2004 BUSINESS PLAN
================================================================================


                               GUIDING PRINCIPLES


     1.   GROUNDED IN REALITY

     2.   ACHIEVABLE GROWTH PROJECTIONS

     3.   APPROPRIATE BALANCE BETWEEN CORE AND NEW PRODUCTS

     4.   FOCUSED BRAND SUPPORT

     5.   RESPONSIBLE COST CONTROL

     6.   RETURN ON INVESTMENT APPROACH



         --------------------------------------------------------------
           A PLAN THAT CONTINUES TO CREATE TANGIBLE VALUE, DELIVERING
           $200MM IN EBITDA IN 2004, WITH SIGNIFICANT UPSIDE IN 2005
                                  AND BEYOND.
         --------------------------------------------------------------

                              2004 PLAN HIGHLIGHTS
================================================================================

                                 KEY DATA ($MM)(1)



2002A                                   2003F          2004P         CHANGE
-----                                   -----          -----         ------

1,194          NET SALES                1,305          1,407           +8%

   14          OPERATING INCOME            60            100          +67%

  1.2%         % OF NET SALES             4.6%           7.1%        +2.5 PTS

  121          ADJUSTED EBITDA            157            201          +28%

 10.1%         % OF NET SALES            12.0%          14.3%        +2.3 PTS


(1) Presented on an ongoing basis and adjusted for Growth Plan charges

                                WHAT'S POSSIBLE?
================================================================================

                      THE DESTINATION MODEL - REVLON, INC.

                                % OF GROSS SALES


                                                                    DESTINATION
                                                                       MODEL
                                                  2003F(1)            (EST.)
                                                  --------            ------
GROSS SALES                                         100%                100%

RETURN/ALLOWANCES/DISCOUNTS                          18%                 17%

COST OF GOODS                                        32%                 29%

GROSS MARGIN                                         50%                 54%

SG&A   (E.G., ADVERTISING, PROMOTION,                46%                 40%
       DISTRIBUTION, PEOPLE & ADMIN.
       COSTS)

OPERATING INCOME                                      4%                 14%


(1) Presented on an ongoing basis and adjusted for Growth Plan charges

                   2004 PLAN DELIVERS ACROSS-THE-BOARD GROWTH
================================================================================


                              GROSS SALES ($MM)(1)


                                         2003F           2004P          % CHANGE
                                         -----           -----          --------
COLOR COSMETICS                            754             820             +9%

HAIR                                       105             114             +9%

ANTI-PERSPIRANTS &                          69              76            +10%
DEODORANTS

BEAUTY TOOLS                                48              49             +2%

CANADA                                      73              82            +12%

ALL OTHER(2)                                72              72              --

TOTAL NORTH AMERICA                      1,121           1,213             +8%


(1)  Excludes Growth Plan charges
(2) Includes Fragrances, Special Markets, Puerto Rico, Hawaii and Government sales

                        KEY GROWTH DRIVERS OF 2004 PLAN
================================================================================


[ ]      CATEGORY GROWTH                                       \
                                                               |
[ ]      SPACE GAINS                                           |
                                                               |   NEAR-TERM
[ ]      PRICING                                                    DRIVERS
                                                               |
[ ]      NEW PRODUCTS                                          |
                                                               |
[ ]      ENHANCED MARKETING AND ADVERTISING EFFECTIVENESS      /


[ ]      IN-STORE MERCHANDISING                                \
                                                               |
[ ]      PROMOTION REDESIGN                                    |  TRANSFORMATION
                                                                    INITIATIVES
[ ]      PRODUCT LIFE CYCLE MANAGEMENT (FEWER, BIGGER, BETTER) |
                                                               |
[ ]      COGS ACTIONS                                          /

               GROUNDED IN REALITY: THE COLOR COSMETICS CATEGORY
================================================================================

     WE ARE FORECASTING THE CATEGORY TO IMPROVE SOMEWHAT IN 2004,
     BUT NOT TO HISTORICALLY HIGH LEVELS

[GRAPHIC OMITTED]


                1997-2001
                  CAGR                             6%

                  2002                             6%

                  2003F                          0.3%

                  2004P                            4%



     Source:  ACNielsen U.S. All Outlets plus Wal-Mart and Regional MVRs

                   ACHIEVABLE GROWTH PROJECTIONS: MARKET SHARE
================================================================================

    REVLON AND ALMAY GAINED SHARE IN 2003 AND PLAN ADDITIONAL GROWTH IN 2004



                                2002         2003F        2004P
                                ----         -----        -----
           REVLON              16.1%         16.5%        17.4%

           ALMAY                5.6%          5.8%         5.9%

            TOTAL              21.8%         22.3%        23.3%



     Source:  ACNielsen U.S. All Outlets plus Wal-Mart and Regional MVRs

                 FINANCIAL IMPACT OF TRANSFORMATION INITIATIVES
================================================================================

                                WHAT'S POSSIBLE?

                           TRANSFORMATION INITIATIVES

                   2003F(1)                                                                   Market
                   % Gross    In-Store  Promotion     COGS       Product     Int'l Supply   Effective       TOTAL
                    Sales      Merch.   Redesign    Reduction   Life Cycle      Chain       Innovation   INITIATIVES    DESTINATION
                    -----      ------   --------    ---------   ----------      -----       ----------   -----------    -----------
Gross Sales           100%                                                                       X                          100%

Deductions             18%                 X                        X                                   1.0 - 1.5 pts.       17%

COGS                   32%                 X            X           X             X                        3.0 pts.          29%

Distribution            4%                                                                                                    4%

Advertising            12%                                                                                                   12%

Marketing               4%                 X                                                            1.0 - 1.5 pts.      2.5%

In-Store Merch          6%       X                                                                      2.0 - 2.5 pts.      3.5%

Departmentals          21%      ----------------- Cost Control / Top Line Growth -------------------       3.0 pts.          18%

Operating Income        4%                                                                                                   14%

------------------------------------------------------------------------------------------------------------------------------------
ESTIMATED POTENTIAL            2 PTS. 1 - 1.5 PTS.  1 - 2 PTS.     2 PTS.       1 PTS.                  7.0 - 8.5 PTS.     TOTAL
MARGIN OPPORTUNITY                                                                                                      INITIATIVES
                                                                                                                +            +
-------------------------------------------------------------------------------------------------------
                                                                                                            3.0 PTS.   DEPARTMENTALS
(1)  Presented on an ongoing basis and adjusted for Growth Plan charges; minor                    [Equals approximately]     =
     differences due to rounding                                                                             10 PTS.    TOTAL MARGIN
                                                                                                                       OPPORTUNITIES
                                                                                                       -----------------------------

          ESTIMATED SALES IMPACT OF GROWTH INITIATIVES IN NORTH AMERICA
================================================================================

                     2004P GROSS SALES GROWTH DRIVERS ($MM)

                     [GRAPHIC OMITTED]



                            2003F                    1,121

                       Category Growth                36
                       (All Businesses)

                          Space Gains                 20
                       (Color Cosmetics)

                          Space Gains                  8
                      (Other Buinesses)

                           Pricing                     8
                      (Color Cosmetics)

                          Marketing,                  20
                         Advertising
                          Promotion
                        Effectiveness,
                       (All Businesses)

                           2004P                     1,213

                      ACHIEVEMENTS TO DATE - INTERNATIONAL
================================================================================

     SIGNIFICANT PROGRESS ACHIEVED IN 2003 TO STRENGTHEN INTERNAL
     CAPABILITIES TO DRIVE PERFORMANCE IMPROVEMENT



($MM)                     2002(1)              2003F(1)              CHANGE
                       -------------        -------------         -------------
GROSS SALES                 420                  462                  +10%
OPERATING INCOME            (9)                  24                  +$33MM



--------------------------------------------------------------------------------
                            KEY PERFORMANCE DRIVERS
--------------------------------------------------------------------------------
[ ] INSTALLED STRONGER MANAGEMENT IN KEY POSITIONS AND IMPLEMENTED MORE
    DISCIPLINED MANAGEMENT PROCESSES

[ ] CONTROLLED COSTS AND IMPROVED WORKING CAPITAL MANAGEMENT

[ ] RESULTS BENEFITED FROM FAVORABLE FOREIGN EXCHANGE MOVEMENTS (TRANSLATION AND
    TRANSACTION)
--------------------------------------------------------------------------------

(1) Financial data presented on an ongoing basis and adjusted for Growth Plan charges

                            2004 PLAN - INTERNATIONAL
================================================================================

     2004 PLAN BUILDS ON ESTABLISHED MOMENTUM, WITH FOCUS ON KEY
     PROFITABLE GROWTH MARKETS AND OPTIMIZING OUR COST STRUCTURE



                                                                     '04P VS
($MM)               2002(1)          2003F(1)         2004P            '03F
                   ---------        ---------       ---------       ---------
GROSS SALES           420              462             506             +10%
OPERATING INCOME      (9)               24              35             +46%


--------------------------------------------------------------------------------
                         KEY 2004P PERFORMANCE DRIVERS
--------------------------------------------------------------------------------
[ ] INCREASED MARKETING BEHIND NY-DRIVEN REVLON BRAND PLANS IN KEY MARKETS

[ ] CONTINUE TO BUILD INTERNAL MANAGEMENT CAPABILITIES, FOCUSING ON LATIN
    AMERICA AND EUROPE

[ ] OPTIMIZE FIXED COST STRUCTURE IN EUROPE AND LATIN AMERICA, INCLUDING SUPPLY
    CHAIN

[ ] CONTINUED COST CONTROLS
--------------------------------------------------------------------------------

(1) Financial data presented on an ongoing basis and adjusted for Growth Plan charges

           ESTIMATED SALES IMPACT OF INTERNATIONAL GROWTH INITIATIVES
================================================================================

                     2004P GROSS SALES GROWTH DRIVERS ($MM)

[GRAPHIC OMITTED]



     462            15                  18                  8                     3                 506
--------------------------------------------------------------------------------------------------------
    2003F         Revlon             Hair Care         Beauty Care         Other Cosmetics         2004P
                 Cosmetics               |                  |
                     |                   |                  |
                     |                   |                  |
                  [arrow              [arrow             [arrow
                 pointing            pointing           pointing
                   down]               down]              down]

               Primarily UK,      Primarily Latin       Primarily
               Australia and          America         South Africa,
                distributor                           UK and Brazil
                markets in
                  Europe

            ESTIMATED IMPACT FROM KEY INITIATIVES IDENTIFIED TO DATE
================================================================================

                                                                                TOTAL
($MM)                        BASE                                             ESTIMATED
INITIATIVE                   SPEND        2003F       2004P        2005E       SAVINGS              IMPACT AREA
-------------------------   -------      -------     -------      -------    -----------  ------------------------------
Value Analysis            \                0.9         2.4          4.7          8.0        COGS
Packaging Rationalization  >  230            -         0.8          4.5          5.3        COGS
Direct Sourcing           /                5.9         2.6          1.3          9.8        COGS

Indirect Sourcing             280          1.1        12.3          5.0         18.4        Non COGS P+L and
                                                                                            Balance Sheet; Phase One
                                                                                            Focus is on $178mm of base
                                                                                            spend

SKU Rationalization                          -         2.0          4.0          6.0        Balance Sheet

Demand/Supply Planning                     0.4         5.0          5.0         10.4        Balance Sheet
                                         -------     -------      -------    -----------
       Total Impact                        8.3        25.1         24.5         57.9
       P+L Impact                          7.1        10.3         15.5         32.9
       B/S Impact                          1.2        14.8          9.0         25.0

                       2000-2003 Financial Performance(1)
================================================================================

     SINCE 2002, NEW MANAGEMENT HAS BEEN THE DRIVER BEHIND RENEWED FOCUS
     ON OPERATING MARGINS AND REDUCTION IN RETURNS, DISCOUNTS AND ALLOWANCES


($MM)                          2000            2001           2002         2003F
                               ----            ----           ----         -----
Gross Sales                   1,597           1,537          1,536         1,583
 growth                           na         (3.8%)         (0.1%)          3.1%

Net Sales                     1,265           1,261          1,194         1,305
 growth                           na         (0.3%)         (5.3%)          9.3%
 % gross sales                79.2%           82.0%          77.7%         82.4%

Gross Profit                    762             765            710           804
 gross margin                 47.7%           49.8%          46.2%         50.8%

SG&A                            693             665            696           744
 % gross sales                43.4%           43.3%          45.3%         47.0%

Depreciation & Amortization     115             100            107            97

ADJUSTED EBITDA                 184             200            121           157
 % gross sales                11.5%           13.0%           7.9%          9.9%

(1) All financial data presented on an ongoing basis and adjusted for Growth Plan charges

            NORTH AMERICA AND INTERNATIONAL NET SALES PERFORMANCE(1)
================================================================================

     NORTH AMERICA AND INTERNATIONAL NET SALES HAVE GROWN
     SUBSTANTIALLY IN 2003


($MM)                     2000            2001           2002          2003F
                          ----            ----           ----          -----
NET SALES
 North America             838             870            828            894
  growth                    na            3.8%         (4.8%)           8.0%

 International             427             391            366            411
  growth                    na           (8.4%)         (6.4%)         12.3%

 Consolidated            1,265           1,261          1,194          1,305
  growth                    na           (0.3%)         (5.3%)          9.3%


(1) All financial data presented on an ongoing basis and adjusted for Growth Plan charges

                 NORTH AMERICA AND INTERNATIONAL PERFORMANCE(1)
================================================================================

     NORTH AMERICA AND INTERNATIONAL OPERATING INCOME IS IMPROVING


($MM)                          2000           2001           2002          2003F
                               ----           ----           ----          -----
OPERATING INCOME
 North America                  121            129             71             96

 International                 (14)              3            (9)             24

 Corporate                     (38)           (32)           (48)           (60)

 Consolidated                    69            100             14             60
  % gross sales                4.3%           6.5%           0.9%           3.8%

Depreciation & Amortization     115            100            107             97

ADJUSTED EBITDA                 184            200            121            157
 % gross sales                11.5%          13.0%           7.9%           9.9%


(1) All financial data presented on an ongoing basis and adjusted for Growth Plan charges

                             EBITDA RECONCILIATION
================================================================================

 ($MM)                            2000     2001      2002      2003F              COMMENTS
                                  ----     ----      ----      -----              --------
 REPORTED ADJUSTED EBITDA(1)       137      125       (6)       122

  Brand and Facilities Sold        (9)        1         -         -      o  Sale of Professional Products,
                                                                            Plusbelle and Colorama

  Restructuring Costs & Other       56       74        24         6      o  Restructuring, plant consolidation
                                                                            costs and executive severance

     Growth Plan Charges             -        -       103        29      o  Expenses related to the acceleration
                                                                            and implementation of the Stabilization
                                                                            and Growth phase of the Company's plan

   ADJUSTED ONGOING EBITDA         184      200       121       157

(1) As reported in Company's earnings releases

                        GROWTH PLAN CHARGES AND BENEFITS
================================================================================

               INITIATIVE                               BENEFIT
               ----------                               -------

[ ]  SKU RATIONALIZATION ($72MM)       [ ]  WALL PRODUCTIVITY
                                                  PRODUCT
                                                  BRANDING

[ ]  PRICING ADJUSTMENT ($13MM)        [ ]  ALIGNMENT WITH CONSUMER VALUE
                                            PERCEPTIONS


[ ]  CARDED EYE ($13MM)                [ ]  OPTIMIZE PACKAGING,
                                            INCREASED CONSUMPTION


[ ]  PROFESSIONAL SERVICES &           [ ]  OVERALL STRATEGIC PLAN
     OTHER ($34MM)                     [ ]  EFFICIENT INVENTORY MANAGEMENT

     ----------------------
     TOTAL CHARGES ($132MM)
     ----------------------

                    ----------------------------------------
                    REVENUE GROWTH MOMENTUM CHANGE: +10 PTS.
                    ----------------------------------------

                                  2004 PLAN(1)
================================================================================

     2004 PLAN DELIVERS ATTRACTIVE EARNINGS GROWTH, FURTHER BUILDING ON SOLID FOUNDATION ESTABLISHED IN 2003


 ($MM)                                2002         2003F         2004P
                                      ----         -----         -----

 Gross Sales                          1,536        1,583         1,719
   growth                            (0.1%)         3.1%          8.6%

 Net Sales                            1,194        1,305         1,407
   growth                            (5.3%)         9.3%          7.8%
   % gross sales                      77.7%        82.4%         81.8%

 Adjusted EBITDA                        121          157           201
   growth                           (39.5%)        27.8%         28.0%
   % gross sales                       7.9%         9.9%         11.7%


(1) All financial data presented on an ongoing basis and adjusted for Growth Plan charges

                            ADJUSTED EBITDA BRIDGE(1)
================================================================================

                                 2004P VS 2003F


                                             ($MM)
                                         ------------

2003F Adjusted EBITDA                         157

2003 Changes Due to:
                                                           North America  33
Volume/Mix                                     43     -->  International  10

Pricing/Licensing                              12

Advertising & Consumer Promotion              (12)

All Other                                       1
                                         ------------
2004P Adjusted EBITDA                         201
                                         ============

(1) All financial data presented on an ongoing basis and adjusted for Growth Plan charges

                       2003-2004 FINANCIAL INFORMATION(1)
================================================================================

     THE QUARTERLY SALES PATTERN IN 2004P IS CONSISTENT WITH
     2003F EXPERIENCE


[GRAPHIC OMITTED]

                                    1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q
                                    --------------2003--------------        --------------2004--------------

Net Sales ($mm)                    298       332       313       362       312       354       344       397
Adjusted EBITDA ($mm)               35        34        20        68        31        33        39        98
As-Reported Adjusted EBITDA         23        21        15        63

Brand Support vs.
PY ($mm)                            +9       +20        +9        -3       +13        +9        +6        --


(1) All financial data, except As-Reported Adjusted EBITDA, presented on an ongoing basis and adjusted for Growth Plan charges

                                WHAT'S POSSIBLE?
================================================================================

     ACHIEVING DESTINATION MODEL TRANSLATES INTO DRAMATIC EARNINGS UPSIDE AND VALUE CREATION


                                       2004 Plan        @ Destination Margins(1)
                                ----------------------  ------------------------
                                 ($ MM)    % OF GROSS    ($ MM)     % OF GROSS
                                ----------------------  ------------------------

 Gross Sales                      1,719         100%       1,719         100%

 Returns/Allow/Discounts/Other      312          18%         292          17%

 Cost of Goods                      548          32%         499          29%

 SG&A                               759          44%         688          40%

 Operating Income                   100           6%         241          14%

 ADJUSTED EBITDA                    201          12%         342          20%

                                     |                     [arrow
                                     |                    pointing
                                  [arrow                     up]
                                 pointing                    |
                                   down]                     |
                               --------------------------------------
                               ~$140MM INCREMENTAL MARGIN OPPORTUNITY
                               --------------------------------------

(1) For illustrative purposes only

                  ACHIEVABLE GROWTH PROJECTIONS: $ CONSUMPTION
================================================================================

                     U.S COLOR COSMETICS INCLUDING WAL-MART


                                                     % CHANGE VS. PY
                              '00-'02                ---------------
                                CAGR                2003F         2004P
                                ----                -----         -----

REVLON                          -2.0%               +2.7%         +9.2%

ALMAY                           -3.8%               +2.0%         +5.7%

TOTAL CATEGORY                  +3.3%               +0.3%         +4.0%



Source:  ACNielsen U.S. All Outlets plus Wal-Mart and Regional MVRs

                       U.S. COLOR COSMETICS CORE VS. NEW
================================================================================

     THE PLAN STRIKES THE APPROPRIATE BALANCE BETWEEN CORE BUSINESS GROWTH AND NEW PRODUCTS



                                        % OF GROSS SALES

                           1999    2000     2001    2002    2003F     2004P
                           ----    ----     ----    ----    -----     -----
CORE                        77       75       70      74       75       82
NEW(1)                      23       25       30      26       25       18
                           ------------------------------------------------
TOTAL                      100      100      100     100      100      100

# OF NEW SKUS              213      203      237     187      140      113
SALES PER SKU              0.8      0.8      0.8     0.8      1.1      1.0
($MM)

        ----------------------------------------------------------------
        ALMOST $150MM SALES PROJECTED TO COME FROM NEW PRODUCTS IN 2004P
        ----------------------------------------------------------------

(1) Includes launch year and preview sales


                                                         PROJECTED CAPITALIZATION

                                                          BOOK      CUM. MULT. OF
                                                          VALUE         2004P
($MM)                                                   3/31/2004P  EBITDA $201MM
                                                       -----------  -------------
Cash and Cash Equivalents                                       45

Senior Secured Debt
Short-Term Bank Borrowings                                      29
Term Loan due May 2005                                         115
$132mm Revolving Credit Facility due May 2005                  108
12% Senior Secured Second Priority Notes due December
  2005                                                         357
                                                            ----------
  Total Secured Debt                                           609           3.0x

Other Debt
$125mm Holdings Multi-Draw Term Loan due December 2005           0
$65mm Holdings Line of Credit due December 2004                 55
$100mm Multi-Draw Term Loan due December 2005                  110
8 1/8% Senior Notes due February 2006                          250
9% Senior Notes due November 2006                              250
8 5/8% Senior Subordinated Notes due February 2008             650
Advances from Holdings                                          24
                                                            ----------
  Total Other Debt                                           1,339

Total Debt                                                   1,948           9.7x

Series A Preferred Stock - Holdings                             55
Series B Preferred Stock - Holdings                              0

  Total Debt and Preferred                                   2,003           9.9x

Stockholders' Equity                                        (1,835)

Total Capitalization                                           168




                                                      PRO FORMA FINANCIAL EFFECTS
============================================================================================================================
($MM)                                               CURRENT              PRO FORMA                   REDUCTION/SAVINGS
                                                    -------              ---------                   -----------------
2004P CapEx                                              79                     79                                 N/A
Cash Interest Expense                                   167                    125                                  42



                                                     PRO FORMA LIQUIDITY ANALYSIS

===============================================================================================================================
                                                                              2004P
                                            ------------------------------------------------------------------------------
($MM)                                          Q1              Q2            Q3               Q4            FY'04
                                            ----------     -----------   -----------      -----------     -----------
OPENING LIQUIDITY                              57              136            91                49             57
Reported Adjusted EBITDA                       31               34            39                98            201
Working Capital                                 1              (11)          (18)              (24)           (53)
CAPEX/Displays                                (29)             (19)          (17)              (15)           (79)
Taxes                                          (1)              (6)           (1)               (2)           (10)
                                            ----------     -----------   -----------      -----------     -----------
   OPERATING CASH FLOW                          1               (3)            3                56             58
Net Interest Paid                             (44)             (38)          (44)              (38)          (164)
Other                                         (12)              (8)           (2)               (1)           (24)
                                            ----------     -----------   -----------      -----------     -----------

   NET CASH FLOW                              (54)             (49)          (43)               17           (129)
Financing Activity                            133                5            (0)               (9)           128
                                            ----------     -----------   -----------      -----------     -----------
   Total Change In Liquidity                   78              (44)          (43)                8             (0)

CLOSING LIQUIDITY                             136               91            49                57             57

Unrestricted Cash Balance                      14               12            13                23             23

                                            RECONCILIATION OF CERTAIN
                                            NON-GAAP MEASURES TO GAAP

                                           REVLON, INC. AND SUBSIDIARIES
                                    UNAUDITED ADJUSTED EBITDA RECONCILIATION (1)
                                               (DOLLARS IN MILLIONS)



                                                                                     YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------------
                                                                  1998     1999      2000      2001      2002    2003F (2)   2004P
                                                               --------  --------  --------  --------  --------  --------  --------
RECONCILIATION TO CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------------------------
Net cash used for operating activities                         $  (52.2) $  (81.8) $  (84.0) $  (86.5) $ (112.3) $ (164.8) $ (102.6)

Changes in assets and liabilities, net of
     acquisitions and dispositions                                127.7    (161.4)     68.0      63.7     (54.3)    123.0     109.8
Interest expense, net                                             132.7     145.1     142.3     136.2     152.9     167.2     186.7
Foreign currency losses (gains), net                                4.6      (0.5)      1.6       2.2       1.4      (5.2)      1.7
Gain on sale of marketable securities                               8.4       -         -         2.2        -         -         -
Loss (gain) on sale of product line, brands and facilities,
     net                                                                      0.9       2.4         -        -         -         -
Miscellaneous, net                                                  4.5      (1.6)     (1.8)      2.7       1.2       0.5       0.2
Provision for income taxes                                          5.0       9.1       8.6       4.1       4.8       1.3       5.6

                                                               --------  --------  --------  --------  --------  --------  --------
As Reported Adjusted EBITDA                                    $  230.7  $  (90.2) $  137.1  $  124.6  $   (6.3) $  122.0  $  201.4
                                                               ========  ========  ========  ========  ========  ========  ========

RECONCILIATION TO NET LOSS:
---------------------------
Net loss from continuing operations                            $  (79.0) $ (370.9) $ (129.7) $ (153.7) $ (286.5) $ (154.4) $ (106.5)

Interest expense, net                                             132.7     145.1     142.4     136.6     155.5     170.2     189.7
Amortization of debt issuance costs                                 5.1       4.3       5.6       6.2       7.7       8.8       9.0
Foreign currency losses (gains), net                                4.6      (0.5)      1.6       2.2       1.4      (5.2)      1.7
Loss (gain) on sale of product line, brands and facilities,
     net                                                              -       0.9     (10.8)     14.4       1.0       -         -
Loss on early extinguishment of debt                               51.7       -         -         3.6       -         -         -
Miscellaneous, net                                                  4.5       -        (1.8)      2.7       1.2       0.5       0.2
Provision for income taxes                                          5.0       9.1       8.6       4.1       4.8       1.3       5.6
Depreciation and amortization                                     106.1     121.8     121.2     108.5     108.6     100.8     101.7

                                                               --------  --------  --------  --------  --------  --------  --------
As Reported Adjusted EBITDA                                       230.7     (90.2)    137.1     124.6      (6.3)    122.0     201.4
                                                               --------  --------  --------  --------  --------  --------  --------

Product line and brands sold                                      (65.0)    (41.5)     (8.7)      1.5       -         -         -
Restructuring                                                      42.9      36.3      54.1      38.1      10.2       6.4       -
Consolidation costs and other, net                                  -        22.0       1.9      36.0      13.6       -         -
Growth plan                                                         -         -         -         -       103.4      28.9       -

                                                               --------  --------  --------  --------  --------  --------  --------
Adjusted EBITDA                                                $  208.6  $  (73.4) $  184.4  $  200.2  $  120.9  $  157.3  $  201.4
                                                               ========  ========  ========  ========  ========  ========  ========


(1)  Subject to minor rounding differences
(2)  2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                     UNAUDITED NET SALES RECONCILIATION (1)
                              (DOLLARS IN MILLIONS)


                                                                  YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                    1998            1999              2000             2001             2002          2003F (2)
                                -------------   -------------    --------------   --------------    -------------   -------------
Net sales - As Reported            $ 2,064.1       $ 1,629.8          $1,409.4         $1,277.6        $ 1,119.4       $ 1,300.2

Product line and brands sold          (461.5)         (440.1)           (144.1)           (16.4)               -               -
Growth plan                                -               -                 -                -             75.1             4.6
                                -------------   -------------    --------------   --------------    -------------   -------------
Net sales                          $ 1,602.6       $ 1,189.7          $1,265.3         $1,261.2        $ 1,194.5       $ 1,304.8
                                =============   =============    ==============   ==============    =============   =============




(1)  Subject to minor rounding differences
(2)  2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                      UNAUDITED SUMMARY FINANCIAL DATA (1)
                              (DOLLARS IN MILLIONS)





YEAR ENDED DECEMBER  31, 2000:
----------------------------------------------
                                                                 BRAND AND         RESTRUCTURING
                                                  AS             FACILITIES         COSTS AND         GROWTH        ADJUSTED
                                                REPORTED            SOLD            OTHER, NET         PLAN
                                                -----------     -------------      -------------   -------------  --------------
 Gross sales                                     $ 1,749.9          $ (153.4)               $ -             $ -       $ 1,596.5
 Returns, allowances, discounts and other            340.5              (9.3)                 -               -           331.2
                                                -----------     -------------      -------------   -------------  --------------
Net sales                                          1,409.4            (144.1)                 -               -         1,265.3
Gross profit                                         835.1             (77.8)               4.9               -           762.2
Selling, general and administrative expenses         765.1             (72.2)                                             692.9
Restructuring costs and other, net                    54.1                                (54.1)                              -
                                                -----------     -------------      -------------   -------------  --------------
Operating income (loss)                             $ 15.9            $ (5.6)            $ 59.0             $ -          $ 69.3

Adjusted EBITDA:
     Operating income (loss)                        $ 15.9            $ (5.6)            $ 59.0             $ -          $ 69.3
      Depreciation and amortization                  121.2              (3.1)              (3.0)              -           115.1
                                                -----------     -------------      -------------   -------------  --------------
     Adjusted EBITDA                               $ 137.1            $ (8.7)            $ 56.0             $ -         $ 184.4
                                                ===========     =============      =============   =============  ==============



YEAR ENDED DECEMBER  31, 2001:
-----------------------------------------------

                                                                   BRAND AND       RESTRUCTURING
                                                      AS           FACILITIES       COSTS AND          GROWTH         ADJUSTED
                                                    REPORTED          SOLD          OTHER, NET          PLAN
                                                 --------------   -------------    -------------    -------------   --------------
 Gross sales                                         $ 1,553.9         $ (16.8)             $ -              $ -        $ 1,537.1
 Returns, allowances, discounts and other                276.3            (0.4)               -                -            275.9
                                                 --------------   -------------    -------------    -------------   --------------
Net sales                                              1,277.6           (16.4)               -                -          1,261.2
Gross profit                                             733.4            (6.5)            38.2                -            765.1
Selling, general and administrative expenses             679.2            (9.1)            (5.4)               -            664.7
Restructuring costs and other, net                        38.1               -            (38.1)               -                -
                                                 --------------   -------------    -------------    -------------   --------------

Operating income                                        $ 16.1           $ 2.6           $ 81.7              $ -          $ 100.4


Adjusted EBITDA:
     Operating income                                   $ 16.1           $ 2.6           $ 81.7              $ -          $ 100.4
     Depreciation and amortization                       108.5            (1.1)            (7.6)               -             99.8
                                                 --------------   -------------    -------------    -------------   --------------
     Adjusted EBITDA                                   $ 124.6           $ 1.5           $ 74.1              $ -          $ 200.2
                                                 ==============   =============    =============    =============   ==============





(1)  Subject to minor rounding differences

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                      UNAUDITED SUMMARY FINANCIAL DATA (1)
                              (DOLLARS IN MILLIONS)

YEAR ENDED DECEMBER  31, 2002
-----------------------------------------------


                                                                    BRAND AND        RESTRUCTURING
                                                       AS           FACILITIES        COSTS AND         GROWTH          ADJUSTED
                                                     REPORTED          SOLD           OTHER, NET         PLAN
                                                  --------------   -------------     -------------   --------------   -------------
 Gross sales                                          $ 1,536.2             $ -               $ -              $ -       $ 1,536.2
 Returns, allowances, discounts and other                 416.8               -                 -            (75.1)          341.7
                                                  --------------   -------------     -------------   --------------   -------------
 Net sales                                              1,119.4               -                 -             75.1         1,194.5
 Gross profit                                             615.7               -               1.5             92.8           710.0
 Selling, general and administrative expenses             717.0               -              (9.5)           (11.4)          696.1
 Restructuring costs and other, net                        13.6               -             (13.6)                               -
                                                  --------------   -------------     -------------   --------------   -------------
 Operating income (loss)                               $ (114.9)            $ -            $ 24.6          $ 104.2          $ 13.9

 Adjusted EBITDA:
      Operating income (loss)                          $ (114.9)            $ -            $ 24.6          $ 104.2          $ 13.9
      Depreciation and amortization                       108.6               -              (0.8)            (0.8)          107.0
                                                  --------------   -------------     -------------   --------------   -------------
      Adjusted EBITDA                                    $ (6.3)            $ -            $ 23.8          $ 103.4         $ 120.9
                                                  ==============   =============     =============   ==============   =============

 YEAR ENDED DECEMBER  31, 2003F (2)
-----------------------------------------------

                                                                      BRAND AND     RESTRUCTURING
                                                        AS          FACILITIES         COSTS AND         GROWTH         ADJUSTED
                                                     REPORTED          SOLD           OTHER, NET          PLAN
                                                  --------------   -------------    -------------    --------------   -------------
 Gross sales                                          $ 1,580.0             $ -              $ -             $ 2.5       $ 1,582.5
 Returns, allowances, discounts and other                 279.8               -                -              (2.1)          277.7
                                                  --------------   -------------    -------------    --------------   -------------
 Net sales                                              1,300.2               -                -               4.6         1,304.8
 Gross profit                                             797.6               -              0.9               5.6           804.1
 Selling, general and administrative expenses             770.0               -                -             (26.0)          744.0
 Restructuring costs and other, net                         6.4               -             (6.4)                -               -
                                                  --------------   -------------    -------------    --------------   -------------

 Operating income                                        $ 21.2             $ -            $ 7.3            $ 31.6          $ 60.1

 Adjusted EBITDA:
      Operating income                                   $ 21.2             $ -            $ 7.3            $ 31.6          $ 60.1
      Depreciation and amortization                       100.8               -             (0.9)             (2.7)           97.2
                                                  --------------   -------------    -------------    --------------   -------------
      Adjusted EBITDA                                   $ 122.0             $ -            $ 6.4            $ 28.9         $ 157.3
                                                  ==============   =============    =============    ==============   =============


YEAR ENDED DECEMBER 31, 2004P
-----------------------------------------
                                                            BRAND AND       RESTRUCTURING
                                                 AS         FACILITIES        COSTS, AND       GROWTH       ADJUSTED
                                              REPORTED        SOLD            OTHER, NET        PLAN
                                            -----------    ------------    ---------------   ----------   ------------
Gross sales                                  $1,719.0        $    -            $    -          $    -      $1,719.0
Returns, allowances, discounts and other        312.5             -                 -               -         312.5
                                              -------         -----             -----           -----       -------
Net sales                                     1,406.5             -                 -               -       1,406.5
Gross profit                                    858.2             -                 -               -         858.2

Selling, general and administrative expenses    758.5             -                 -               -         758.5
Restructuring costs and other, net                -               -                 -               -           -
                                              -------         -----             -----           -----       -------

Operating income                             $   99.7        $    -            $    -          $     -      $  99.7

Adjusted EBITDA:
  Operating income                           $   99.7        $    -            $    -          $    -       $  99.7
  Depreciation and amortization                 101.7             -                 -               -         101.7
                                              -------         -----             -----           -----       -------
  Adjusted EDITDA                            $  201.4        $    -            $    -          $    -       $ 201.4
                                              =======         =====             =====           =====       =======

(1)  Subject to minor rounding differences
(2)  2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
     UNAUDITED NORTH AMERICA AND INTERNATIONAL NET SALES RECONCILIATION (1)
                              (DOLLARS IN MILLIONS)





                                                                       YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------

                                                       2000           2001           2002          2003F (2)
                                                   -------------  -------------  --------------  --------------
NORTH AMERICA (United States and Canada)
-------------------------------------------------

Net sales - As Reported                                 $ 874.0        $ 870.3         $ 760.1         $ 890.6

Product line and brands sold                              (35.8)             -               -               -
Growth plan                                                   -              -            68.8             3.3
                                                   -------------  -------------  --------------  --------------
Net sales                                               $ 838.2        $ 870.3         $ 828.9         $ 893.9
                                                   =============  =============  ==============  ==============

INTERNATIONAL
-------------------------------------------------

Net sales - As Reported                                 $ 535.4        $ 407.3         $ 359.3         $ 409.6

Product line and brands sold                             (108.3)         (16.4)              -               -
Growth plan                                                   -              -             6.3             1.3
                                                   -------------  -------------  --------------  --------------
Net sales                                               $ 427.1        $ 390.9         $ 365.6         $ 410.9
                                                   =============  =============  ==============  ==============




(1)   Subject to minor rounding differences
(2)   2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
           UNAUDITED CONSOLIDATING OPERATING INCOME RECONCILIATION (1)
                              (DOLLARS IN MILLIONS)




                                                                   YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------

                                                     2000           2001           2002          2003F (2)           2004P
                                                 -------------  -------------  --------------  --------------   --------------
North America                                         $ 121.0        $ 129.0        $   71.0          $ 96.0         $  114.9

International                                           (14.0)           3.0            (9.0)           24.0             35.0

Corporate                                               (38.0)         (32.0)          (48.0)          (60.0)           (50.3)
                                                 -------------  -------------  --------------  --------------   --------------
Consolidated                                          $  69.0        $ 100.0        $   14.0          $ 60.0         $   99.6
                                                 -------------  -------------  --------------  --------------   --------------

Product line, brands and facilities sold                  5.6           (2.6)
Restructuring                                           (54.1)         (38.1)          (13.6)           (6.4)               -
Consolidation costs and other, net                       (4.9)         (43.6)          (11.0)           (0.9)               -
Growth plan                                                                           (104.2)          (31.6)               -
                                                 -------------  -------------  --------------  --------------   --------------
Operating income (loss) - As Reported                  $ 15.6         $ 15.7        $ (114.8)         $ 21.1         $   99.6
                                                 =============  =============  ==============  ==============   ==============




(1)   Subject to minor rounding differences
(2)   2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
                     UNAUDITED QUARTERLY RECONCILIATION (1)
                              (DOLLARS IN MILLIONS)




                                                                                          THREE MONTHS ENDED 2003
                                                                    ---------------------------------------------------  YEAR ENDED
                                                                     MARCH 31,     JUNE 30,  SEPT. 30,   DEC 31, F (2)   2003F (2)
                                                                    ------------- --------- -----------  -------------- -----------
NET SALES
--------------------------

Net sales - As Reported                                                  $ 292.0   $ 322.3     $ 316.5      $ 369.4     $1,300.2

Growth plan                                                                  6.0       9.4        (3.8)        (7.0)         4.6

                                                                    -------------  -------- -----------   ---------     ---------
Net sales                                                                $ 298.0   $ 331.7     $ 312.7      $ 362.4     $1,304.8
                                                                    =============  ======== ===========   =========     =========

ADJUSTED EBITDA
--------------------------

RECONCILIATION TO CASH FLOWS FROM OPERATING ACTIVITIES:

Net cash used for operating activities                                   $ (60.5)  $ (74.3)    $ (49.1)      $ 19.1     $ (164.8)

Changes in assets and liabilities, net of
     acquisitions and dispositions                                          42.1      64.5        19.8         (3.4)       123.0
Interest expense, net                                                       40.2      39.2        42.7         45.1        167.2
Foreign currency losses (gains), net                                         0.3      (2.7)       (0.8)        (2.0)        (5.2)
Miscellaneous, net                                                           0.4         -        (0.3)         0.4          0.5
Provision for income taxes                                                   0.9      (6.1)        2.3          4.2          1.3
                                                                    ------------- ---------  ----------   ----------    ---------
As Reported Adjusted EBITDA                                               $ 23.4    $ 20.6      $ 14.6       $ 63.4     $ 122.0
                                                                    ============= =========  ==========   ==========    =========




RECONCILIATION TO NET LOSS:
--------------------------------------

Net loss                                                                 $ (48.7)  $ (37.8)    $ (54.7)     $ (13.2)    $ (154.4)

Interest expense, net                                                       40.9      41.1        43.4         44.8        170.2
Amortization of debt issuance costs                                          2.0       2.4         2.2          2.2          8.8
Foreign currency losses (gains), net                                         0.3      (2.7)       (0.8)        (2.0)        (5.2)
Miscellaneous, net                                                           0.4         -        (0.3)         0.4          0.5
Provision (benefit) for income taxes                                         0.9      (6.1)        2.3          4.2          1.3
Depreciation and amortization                                               27.6      23.7        22.5         27.0        100.8
                                                                    ------------- ---------  ----------   ----------    ---------
As Reported Adjusted EBITDA                                                 23.4      20.6        14.6         63.4        122.0
                                                                    ------------- ---------  ----------   ----------    ---------

Product line and brands sold
Restructuring                                                                0.5         -         0.4          5.5          6.4
Growth plan                                                                 11.0      13.0         5.1         (0.2)        28.9
                                                                    ------------- ---------  ----------   ----------    ---------
Adjusted EBITDA                                                           $ 34.9    $ 33.6      $ 20.1       $ 68.7     $ 157.3
                                                                    ============= =========  ==========   ==========    =========





(1)   Subject to minor rounding differences
(2)   2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                          REVLON, INC. AND SUBSIDIARIES
               UNAUDITED QUARTERLY RECONCILIATION OF LIQUIDITY (1)
                              (dollars in millions)


                                                           THREE MONTHS ENDED 2004 P (2)
                                         -----------------------------------------------------------------      YEAR ENDED
                                           MARCH 31, P      JUNE 30, P      SEPT. 30, P       DEC 31, P           2004 P
                                         ----------------  --------------  --------------   --------------   ---------------
RECONCILIATION TO OPERATING CASH FLOW

Net cash used for operating activities           $ (44.8)        $ (42.1)        $ (37.2)          $ 21.5          $ (102.6)

  Pro Forma Interest Savings                          --             3.0            18.5              3.5              25.0
                                         ----------------  --------------  --------------   --------------   ---------------
                                                   (44.8)          (39.1)          (18.7)            25.0             (77.6)

Capital expenditures                                (7.1)           (5.5)           (5.6)            (5.0)            (23.2)
Restructuring spending                               5.1             6.0             2.1              1.1              14.3
Interest paid                                       44.3            36.2            25.9             35.7             142.1
Interest income                                     (0.8)           (0.8)           (0.8)            (0.8)             (3.2)
Other working capital items                          4.3             0.2             0.1               --               4.6
                                         ----------------  --------------  --------------   --------------   ---------------
Operating cash flow                                $ 1.0          $ (3.0)          $ 3.0           $ 56.0            $ 57.0
                                         ================  ==============  ==============   ==============   ===============


(1)  Subject to minor rounding differences
(2)  2004 P represents projections as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

                         REVLON, INC. AND SUBSIDIARIES
                     UNAUDITED QUARTERLY RECONCILIATION (1)
                              (DOLLAR IN MILLIONS)

                                                                      THREE MONTHS ENDED 2004
                                                        ---------------------------------------------------------    YEAR ENDED
                                                         MARCH 31,      JUNE 30,      SEPT. 30,       DEC. 31,         2004P
                                                        -----------    ----------    -----------     ----------      -----------

NET SALES
-----------------------
Net sales - As Reported                                     321.7          343.6          344.3          396.9         $1,406.5

Growth plan                                                   -              -              -              -               -
                                                          -------        -------        -------        -------         --------
Net sales                                                 $ 321.7        $ 343.6         $344.3         $396.9         $1,406.5
                                                          =======        =======        =======        =======         ========

ADJUSTED EBITDA
------------------------

Reconciliation to cash flows from operating activities:

Net cash used for operating activities                     $(44.8)        $(42.1)        $(37.2)         $21.4          $(102.7)

Changes in assets and liabilities, net of                    29.6           28.6           26.3           25.6            110.1
     acquisitions and dispositions
Interest expense, net                                        44.8           46.9           47.5           48.4            186.6
Foreign currency losses (gains), net                          1.2            0.1            0.2            0.2              1.7
Miscellaneous, net                                            0.1            -              0.1            -                0.2
Provision for income taxes                                    0.4            1.0            1.6            2.6              5.6
                                                          -------        -------        -------        -------         --------
As Reported Adjusted EBITDA                                $ 31.3        $  33.5         $ 38.5          $98.2          $ 201.5
                                                          =======        =======        =======        =======         ========

Reconciliation to net loss:
---------------------------

Net loss                                                   $(43.8)        $(42.0)        $(39.3)         $18.6          $(106.5)

Interest expense, net                                        45.6           46.7           48.3           49.1            189.7
Amortization of debt issuance costs                           2.3            2.3            2.3            2.3              9.0
Foreign currency losses (gains), net                          1.2            0.1            0.2            0.2              1.7
Miscellaneous, net                                            0.1            -              0.1            -                0.2
Provision (benefit) for income taxes                          0.4            1.0            1.6            2.6              5.6
Depreciation and amortization                                25.5           25.4           26.3           25.5            101.7
                                                          -------        -------        -------        -------         --------
As Reported Adjusted EBITDA                                  31.3           33.5           38.5           98.3            201.4
                                                          =======        =======        =======        =======         ========

Product line and brands sold                                  -              -              -              -               -
Restructing                                                   -              -              -              -               -
Growth plan                                                   -              -              -              -               -
                                                          -------        -------        -------        -------         --------
Adjusted EBITDA                                            $ 31.3         $ 33.5         $ 38.5          $98.3          $ 201.4
                                                          =======        =======        =======        =======         ========

(1)  Subject to minor rounding differences

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SUMMARY FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)


YEAR ENDED DECEMBER 31, 2003F (2)

                                      ---------------------------------------------------------------------------------
                                                               Brand and Restructuring
                                                              Facilities   Costs and   Growth        Adjusted
                                            As Reported          Sold      Other, Net   Plan     (% Gross Sales)(1)
                                      ---------------------------------------------------------------------------------
                                              (% Gross Sales)
                                      ---------------------------------------------------------------------------------
GROSS SALES                           1,580.0       100%          -                      2.5    1,582.5      100%

RETURN/ALLOWANCES/DISCOUNTS
   AND OTHER REVENUE                    279.8       18%           -                     (2.1)     277.7       18%
                                      ---------------------------------------------------------------------------------
NET SALES                             1,300.2                     -                      4.6    1,304.8
                                      ---------------------------------------------------------------------------------
COST OF GOODS                           502.6       32%           -         (0.9)       (1.0)     500.7       32%
                                      ---------------------------------------------------------------------------------
GROSS MARGIN                            797.6       50%           -          0.9         5.6      804.1       50%       Round to 50%
                                      ---------------------------------------------------------------------------------
SG&A (E.G., ADVERTISING, PROMOTION,     770.0       49%           -                    (26.0)     744.0       46%       Round to 46%
     DISTRIBUTION, PEOPLE & ADMIN,
     COSTS)

RESTRUCTURING COSTS AND OTHER, NET        6.4                     -         (6.4)          -          -
                                      ---------------------------------------------------------------------------------
OPERATING INCOME                         21.2        1%           -          7.3        31.6       60.1       4%
                                      ---------------------------------------------------------------------------------

(1) Subject to minor rounding differences
(2) 2003F represents forecasted results as of January 14, 2004

                           RECONCILIATION OF CERTAIN
                           NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SUMMARY FINANCIAL DATA (1)
(DOLLARS IN MILLIONS)


YEAR ENDED DECEMBER 31, 2004P (1), (2)

                                       ---------------------------------------------------------------------------------------------
                                                             Brand and   Restructuring
                                                            Facilities     Costs and   Growth                          Destination
                                           As Reported         Sold       Other, Net    Plan      Adjusted                Model
                                                  (% Gross                                             (% Gross   (% Gross
                                                    Sales)                                              Sales)      Sales)
                                       ---------------------------------------------------------------------------------------------
GROSS SALES                             1,719        100%        -                       -     1,719      100%      100%     1,719

RETURN/ALLOWANCES/DISCOUNTS
   AND OTHER REVENUE                      312         18%        -                       -       312      18%        17%       292
                                       ---------------------------------------------------------------------------------------------
NET SALES                               1,407                    -                       -     1,407                         1,427
                                       ---------------------------------------------------------------------------------------------
COST OF GOODS                             548         32%        -              -        -       548      32%        29%       499
                                       ---------------------------------------------------------------------------------------------
GROSS MARGIN                              859         50%        -              -        -       859      50%        54%       928
                                       ---------------------------------------------------------------------------------------------
SG&A (E.G., ADVERTISING, PROMOTION,       759         44%        -                       -       759      44%        40%       688
     DISTRIBUTION, PEOPLE & ADMIN,
     COSTS)

RESTRUCTURING COSTS AND OTHER, NET                               -              -        -
                                       ---------------------------------------------------------------------------------------------
OPERATING INCOME                          100          6%        -              -        -       100       6%        14%       241
                                       ---------------------------------------------------------------------------------------------
DEPRECIATION AND AMORTIZATION             101                                   -                101
                                       ---------------------------------------------------------------------------------------------
EBITDA                                    201         12%        -              -                201      12%        20%       342
                                       ---------------------------------------------------------------------------------------------

(1) Subject to minor rounding differences
(2) 2004P represents 2004 Plan as of January 14, 2004


              RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

                         REVLON, INC. AND SUBSIDIARIES
       UNAUDITED NORTH AMERICA AND INTERNATIONAL SALES RECONCILIATION (1)
                             (DOLLARS IN MILLIONS)

                                                 -----------               -----------          -------------
NORTH AMERICA (United State and Canada)             2002                      2003F(2)              2004P
----------------------------------------         -----------               -----------          -------------

Gross sales                                       $ 1,116.5                 $ 1,118.0            $ 1,213.0

Growth plan                                                                       2.5

Gross Sales - Adjusted                              1,116.5                   1,120.5              1,213.0

Returns, allowances, discounts and other              356.4                     227.4                260.9

Net sales - As Reported                               760.1                     890.6                952.1

Product line and brands sold                           -                         -                     -
Growth plan                                            68.8                       3.3                  -
                                                   --------                  --------             --------
Net sales                                          $  828.9                 $   893.9            $   952.1
                                                   ========                  ========             ========

INTERNATIONAL
----------------------------------------

Gross sales                                        $  419.7                  $  462.0             $  506.0

Returns, allowances, discounts and other               60.3                      52.4                 51.5

Net sales - As Reported                            $  359.4                  $  409.6             $  454.5

Product line and brands sold                           -                         -                     -
Growth plan                                             6.3                       1.3                  -
                                                   --------                  --------             --------
Net sales                                          $  365.7                  $  410.9             $  454.5
                                                   ========                  ========             ========



(1)  Subject to minor rounding differences
(2)  2003F represents forecasted results as of January 14, 2004